As filed with the Securities and Exchange Commission on December 21, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
December 20, 2005
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
1-6523
(Commission File Number)
56-0906609
(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)
28255
(Zip Code)
800-386-8486
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 8.01. OTHER EVENTS.
Bank of America Corporation (the Registrant) and American Express Travel Related Services Company, Inc. (American Express) have agreed to discontinue, and to jointly seek court approval of a stipulation of dismissal with prejudice in, the litigation entitled American Express Travel Related Services Company, Inc. v. VISA U.S.A., Inc., et. al. that is pending in the United States District Court for the Southern District of New York (Civil Action No. 04-CV-08967) with respect to all Bank of America entities (the Registrant, Bank of America, N.A., Fleet National Bank, and Fleet Bank (R.I.), N.A.). Further, American Express, on behalf of itself and its parents, subsidiaries and affiliate companies, has unconditionally agreed not to bring claims such as those asserted in the litigation against the Registrant or any of its subsidiaries or affiliate companies, including Bank of America, N.A. (USA).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION
By:	/s/ Teresa M. Brenner
Teresa M. Brenner, Associate General Counsel

December 21, 2005

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